Ivy Funds

Supplement dated October 23, 2020 to the

Ivy Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, March 19, 2020, April 1, 2020, April 10, 2020, April 30, 2020, May 29, 2020, June 19, 2020, June 30, 2020, August 24, 2020, October 1, 2020 and October 19, 2020

The following replaces the “Portfolio Manager” section of the Ivy California Municipal High Income Fund summary section on page 16 of the prospectus.

Portfolio Manager

Bryan J. Bailey, Senior Vice President of IICO, has managed the Fund since October 2020.

The following replaces the “The Management of the Funds – Portfolio Management – Ivy California Municipal High Income Fund” section on page 120 of the prospectus.

Ivy California Municipal High Income Fund: Bryan J. Bailey is primarily responsible for the day-to-day portfolio management of Ivy California Municipal High Income Fund, and has held his Fund responsibilities since October 2020. Mr. Bailey is Senior Vice President of IICO and Vice President of the Trust. He has served as portfolio manager for investment companies managed by IICO since June 2000, and has been an employee of such since July 1993. Mr. Bailey earned a BS degree in Business from Indiana University, and an MBA in Financial Management/Statistics from the University of Chicago Booth School of Business. He is a Chartered Financial Analyst (CFA) Charterholder.

Supplement	Prospectus	1